UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 12, 2007

Date of Report (Date of Earliest Event Reported)

FIRST CALIFORNIA FINANCIAL GROUP, INC.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	000-52498	38-3737811
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1880 Century Park East, Suite 800

Los Angeles, CA 90067

(Address of principal executive offices) (Zip Code)

(310) 277-2265

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On March 12, 2007, First California Financial Group, Inc., a Delaware corporation (“First California”), completed the previously announced merger (the “FCB Merger”) of FCB Bancorp, a California corporation (“FCB”), with and into First California pursuant to the Agreement and Plan of Merger, dated as of June 15, 2006 (the “Merger Agreement”), among First California, FCB and National Mercantile Bancorp, a California corporation (“National Mercantile”). The Merger immediately followed the previously announced reincorporation merger of National Mercantile (the “Reincorporation Merger” and, together with the FCB Merger, the “Mergers”) pursuant to which National Mercantile merged with and into its wholly-owned subsidiary, First California.

Pursuant to the Merger Agreement, each share of National Mercantile common stock, no par value per share, was converted into the right to receive one share of First California common stock, $0.01 par value per share (“First California Common Stock”), and each share of FCB common stock, no par value per share, was converted into the right to receive 1.7904 shares of First California Common Stock. In addition, each share of National Mercantile series B convertible perpetual preferred stock (“National Mercantile Preferred Stock”) was converted into the right to receive one share of series A convertible perpetual preferred stock, $0.01 par value per share (“First California Preferred Stock”), of First California. First California will issue an aggregate of approximately 12,301,080 shares of First California Common Stock to former National Mercantile and FCB Bancorp shareholders and 1,000 shares of First California Preferred Stock to former shareholders of National Mercantile. First California will pay cash in lieu of fractional shares of First California Common Stock issued in connection with the merger of FCB with and into First California.

The Mergers will be treated as reorganizations within the meaning of Section 368(a) of the Internal Revenue Code.

The issuance of First California Common Stock pursuant to the Mergers was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the registration statement on Form S-4 (File No. 333-138161), as amended and supplemented (the “Form-S-4”), filed by First California with the Securities and Exchange Commission (the “SEC”). Immediately before the completion of the Reincorporation Merger, the common stock of National Mercantile was registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). On March 12, 2007, in connection with the completion of the Reincorporation Merger, First California’s common stock, $0.01 par value per share, is deemed registered under Section 12(b) of the Exchange Act by operation of paragraph (a) of Rule 12g-3 under the Exchange Act. First California Common Stock has been listed on the Nasdaq Global Market and began trading under the symbol “FCAL” on March 13, 2007.

Attached hereto as Exhibit 99.1 is a copy of the Company’s press release dated March 13, 2007 with respect to the closing, which is incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities

In connection with the Reincorporation Merger described in Item 2.01 above, holders of National Mercantile Preferred Stock became entitled to receive one share of First California Preferred Stock for each share of National Mercantile Preferred Stock held at the completion of the Reincorporation Merger on March 12, 2007. The First California Preferred Stock is described in the Form S-4 filed by First California, under the caption “Description of First California Capital Stock,” which is attached hereto as Exhibit 99.2 and which section is herein incorporated by reference. The First California Preferred Stock was issued in a private placement in a transaction not subject to the registration requirements of the Securities Act of 1933, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Prior to the completion of the Mergers, Antoinette Hubenette, M.D., Donald Benson and Joseph N. Cohen were appointed to the board of directors of First California. Effective upon the closing of the Mergers and as contemplated by the Merger Agreement described in Item 2.01, the new board of directors of First California consists of 10 directors, five of whom either served as or have been approved by persons who, immediately prior to the completion of the Mergers, were directors of FCB and five of whom were directors of National Mercantile immediately prior to the completion of the Mergers. Accordingly, C. G. Kum, Richard D. Aldridge, John W. Birchfield, Robert E. Gipson, W. Douglas Hile, Syble R. Roberts and Thomas Tignino were appointed to the board of directors of First California. The board of directors elected Mr. Gipson and John W. Birchfield to serve as Chairman and Vice Chairman, respectively, of the board of directors.

Upon completion of the Mergers, Scott Montgomery and David R. Brown ceased to be chief executive officer and chief financial officer, respectively, of First California as contemplated by the Merger Agreement, and First California’s newly constituted board of directors appointed C. G. Kum as President and Chief Executive Officer and Romolo Santarosa as Executive Vice President, Chief Financial Officer and Assistant Secretary.

Effective upon the completion of the Mergers, the principal executive officer, principal accounting officer and directors of First California are as indicated in the following table:

Name	Position
C. G. Kum	Director, President and Chief Executive Officer
Romolo Santarosa	Executive Vice President, Chief Financial Officer and Assistant Secretary
Richard D. Aldridge	Director
Donald E. Benson	Director
John W. Birchfield	Vice Chairman
Joseph N. Cohen	Director
Robert E. Gipson	Chairman of the Board
W. Douglas Hile	Director
Antoinette Hubenette, M.D.	Director
Syble R. Roberts	Director
Thomas Tignino	Director

Biographical and other information regarding the relationships of the newly appointed principal executive officer, principal accounting officer and directors with First California, as well as Mr. Kum’s employment agreement with First California entered into contemporaneously with the Merger Agreement, is described under the captions “Management” and “The Mergers—Interests of Certain Persons in the Mergers” in the registration statement on Form S-4, which are attached hereto as Exhibit 99.2 and which sections are herein incorporated by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with, and effective as of the effective times of the Mergers, First California amended and restated its certificate of incorporation substantially in the form attached as Exhibit A to the Merger Agreement included in the joint proxy statement-prospect as included in the Form S-4. The shareholders of National Mercantile and FCB approved the amended and restated certificate of incorporation by voting in favor of the principal terms of the Merger Agreement at the respective special meetings of shareholders held on March 12, 2007. The amended and restated certificate of incorporation was also approved by National Mercantile as the sole shareholder of First California prior to the Mergers. As contemplated by the Merger Agreement, the newly constituted board of directors of First California adopted the amended and restated by-laws of First California substantially in the form as described in the joint proxy statement-prospectus included in the Form S-4. The description of the amended and restated certificate of incorporation and amended and restated by-laws is included under the caption “Comparison of Rights of Holders of Common Stock of National Mercantile, First California and FCB Bancorp” in the joint proxy statement-prospectus included in the Form S-4, which is attached hereto as exhibit 99.2 and which section is herein incorporated by reference.

The amended and restated certificate of incorporation was filed with the Secretary of State of the State of Delaware on March 12, 2007 and is attached hereto as Exhibit 3.1 and the amended and restated by-laws of First California are attached hereto as Exhibit 3.2, each of which is herein incorporated by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On March 12, 2007, the board of directors of First California adopted a new code of business conduct and ethics applicable to all directors, officers and employees of the Company. A copy of the code of business conduct and ethics is attached hereto as Exhibit 14.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

To the extent required by this item, financial information will be filed as part of an amendment to this Report on Form 8-K no later than 71 calendar days after the date this report is required to be filed.

(b)	Pro Forma Financial Information.

To the extent required by this item, pro forma financial information will be filed as part of an amendment to this Report on Form 8-K no later than 71 calendar days after the date this report is required to be filed.

(d)	Exhibits

The following exhibits are being furnished herewith:

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of June 15, 2006, by and among National Mercantile Bancorp, FCB Bancorp and First California Financial Group, Inc. (Included as Appendix A to the Joint Proxy Statement-Prospectus that forms part of the Registration Statement on Form S-4 of First California Financial Group, Inc. (File No. 333-138161), filed on October 23, 2006, as amended.).

3.1	Amended and Restated Certificate of Incorporation of First California Financial Group, Inc.

3.2	Amended and Restated By-Laws of First California Financial Group, Inc.

14.1	First California Financial Group Code of Business Conduct and Ethics.

99.1	Press release dated March 13, 2007

99.2*	Portions of Registration Statement on Form S-4 (File No. 333-138161), filed by First California Financial Group, Inc. on October 23, 2006, as amended and supplemented (Sections entitled “Description of First California Capital Stock”, “Management”, “The Mergers—Interests of Certain Persons in the Mergers” and “Comparison of Rights of Holders of Common Stock of National Mercantile, First California and FCB Bancorp”).

*	Incorporated by reference

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of June 15, 2006, by and among National Mercantile Bancorp, FCB Bancorp and First California Financial Group, Inc. (Included as Appendix A to the Joint Proxy Statement-Prospectus that forms part of the Registration Statement on Form S-4 of First California Financial Group, Inc. (File No. 333-138161), filed on October 23, 2006, as amended.).

3.1	Amended and Restated Certificate of Incorporation of First California Financial Group, Inc.

3.2	Amended and Restated By-Laws of First California Financial Group, Inc.

14.1	First California Financial Group Code of Business Code and Ethics.

99.1	Press release dated March 13, 2007

99.2*	Portions of Registration Statement on Form S-4 (File No. 333-138161), filed by First California Financial Group, Inc. on October 23, 2006, as amended and supplemented (Sections entitled “Description of First California Capital Stock”, “Management”, “The Mergers—Interests of Certain Persons in the Mergers” and “Comparison of Rights of Holders of Common Stock of National Mercantile, First California and FCB Bancorp”).

*	Incorporated by reference

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: March 16, 2007

FIRST CALIFORNIA FINANCIAL GROUP, INC.

By:	/s/ Romolo Santarosa
Name:	Romolo Santarosa
Title:	Executive Vice President,
Chief Financial Officer